SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 28, 2005

CWALT, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-125902	87-0698307
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4500 Park Granada, Calabasas, California	91302
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code: (818) 225-3237

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Consent of Thacher Proffitt & Wood LLP.

Item 9.01(c). Financial Statements, Pro Forma Financial Information and Exhibits

(a)	Financial Statements.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c) Exhibits
Exhibit No.	Item 601(a) of Regulation S-K Exhibit No.	Description
1	23	Consent of Thacher Proffitt & Wood LLP, legal counsel for CWALT, Inc. with respect to the Mortgage Pass-Through Certificates, Series 2005-J11.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

CWALT, INC.

By:	/s/ Ruben Avilez
Name:	Ruben Avilez
Title:	Vice President

Dated: September 28, 2005

EXHIBIT INDEX

Item 601(a) of Number	Sequentially Exhibit Exhibit No.	Regulation S-K Description	Numbered Page
1	23	Law Firms’ Consent	6